Exhibit 10.5

FIFTH AMENDMENT TO THE LOAN AGREEMENT

THIS FIFTH AMENDMENT TO THE LOAN AGREEMENT (the “Fifth Amendment”) is made as of October 6, 2025, by and between Phoenix Energy One, LLC (formerly known as Phoenix Capital Group Holdings, LLC) (the “Original Borrower”); Phoenix Operating, LLC (the “Additional Borrower”, and collectively, with Original Borrower, the “Borrower”); and Adamantium Capital LLC (the “Lender”).

RECITALS:

A. Borrower and Lender entered into that certain Loan Agreement, dated September 13, 2023, as amended by that certain Loan Agreement Amendment and Note Modification, dated October 30, 2023; that certain Second Amendment to the Loan Agreement, dated December 12, 2024; that certain Third Amendment to the Loan Agreement, dated January 3, 2025; and that certain Fourth Amendment to the Loan Agreement, dated January 24, 2025 (collectively, the “Loan Agreement”).

B. The Loan Agreement provided for a loan with a maximum principal amount of $407,000,000 (the “Loan”).

C. The Loan is evidenced by the Subordinate Master Credit Note (Accrual Pay) and a Subordinate Master Credit Note (Current Pay) made by the Borrower in favor of Lender, dated September 13, 2023, as amended by that certain Loan Agreement Amendment and Note Modification, dated October 30, 2023; that certain Second Amendment to the Subordinate Master Credit Notes (Current Pay Note and Accrual Pay Note), dated December 12, 2024; that certain Third Amendment to the Subordinate Master Credit Notes (Current Pay Note and Accrual Pay Note), dated January 3, 2025; and that certain Fourth Amendment to the Subordinate Master Credit Notes (Current Pay Note and Accrual Pay Note), dated January 24, 2025 (collectively, the “Notes”).

D. Lender and Borrower now desire to enter into this Fifth Amendment for the purpose of loaning to Borrower additional net proceeds received from Lender’s senior subordinated secured note (the “Secured Note”) after the principal amount of the Secured Note was increased by $1,600,000.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Except as modified hereby, all capitalized terms used in this Fifth Amendment will have the respective meanings assigned thereto in the Loan Agreement.

2. Amendment to Loan Agreement. The Maximum Advance Amount is hereby increased to Four Hundred and Eight Million Six Hundred Thousand and no/100 Dollars ($408,600,000.00).

3. Ratification; No Novation; Reaffirmation of Grant of Security Interest. Borrower promises and agrees to pay and perform the obligations of payment and performance set forth in the Loan Agreement, as hereby modified and amended, and further agrees to perform all of its requirements, conditions and obligations under the terms of the Loan Documents as modified and amended, all such documents being hereby ratified and affirmed. The execution and delivery of this Fifth Amendment shall not constitute a novation or accord and satisfaction of any Loan Document, or a modification of any lien, encumbrance or security title, if any, securing the obligations thereunder. All references in the Loan Documents to the Loan Agreement shall hereinafter be deemed to be a reference to such document as amended by this Fifth Amendment.

4. Applicable Law. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflict of laws.

5. Binding Effect. This Fifth Amendment shall be binding on and inure to the benefit of any assignee or the respective successors and assigns of the parties hereto.

6. Counterparts; Telecopied Signatures. This Fifth Amendment may be executed in any number of counterparts each of which shall be deemed an original and shall constitute one and the same instrument. This Fifth Amendment may be signed electronically by any party, and such electronic signature shall be deemed to have the same legal effect as delivery of an original signature.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Fifth Amendment to be signed by its duly authorized representative as of the day and year first above written.

ORIGINAL BORROWER: PHOENIX ENERGY ONE, LLC (f/k/a PHOENIX CAPITAL GROUP HOLDINGS, LLC), a Delaware limited liability company

By:	/s/ Lindsey Wilson
Name:	Lindsey Wilson
Its:	Chief Business Officer

ADDITIONAL BORROWER: PHOENIX OPERATING, LLC, a Delaware limited liability company

By:	Phoenix Energy One, LLC
Its:	Sole Member

By:	/s/ Lindsey Wilson
Name:	Lindsey Wilson
Its:	Chief Business Officer

LENDER:

ADAMANTIUM CAPITAL LLC, a Delaware limited liability company

By:	/s/ Lindsey Wilson
Name:	Lindsey Wilson
Title:	Chief Business Officer

[Signature Page of Fifth Amendment to Loan Agreement]